                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



              Date of Report:    September 8, 2004
                                 -----------------

              United Community Financial Corp.
              -----------------------------------------------------------------
                    (Exact name of registrant as specified in its charter)


              Ohio                          0-24399               34-1856319
              ---------------------------------------------------------------------------
             (State or other jurisdiction   (Commission           (IRS Employer
              of Incorporation)              File Number)          Identification Number)


              275 Federal Plaza West
              Youngstown, Ohio                                       44503-1203
              -----------------------------------------------------------------
              (Address of principal executive offices)               (Zip Code)


              Registrant's telephone number, including area code (330) 742-0500
                                                                 --------------


                                 Not Applicable
           ----------------------------------------------------------
              (Former name or former address, if changes since last
                                    report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06   MATERIAL IMPAIRMENTS

On September 2, 2004, the Company determined that a material charge for impairment to specific loans is required pursuant to generally accepted accounting principles applicable to the Company. After a review of a commercial line of credit and a group of specific consumer loans that have common characteristics relating to the collateral given as security for the loans, management concluded that some of these loans had become impaired because either the Company may not have a valid perfected security interest in some of the collateral or the borrowers may be unable to perform their obligations in accordance with the terms and conditions of the loan documents.

The impaired loans, which have an aggregate principal balance of $14,125,516 as of August 31, 2004, consist of two commercial loans and 21 consumer loans. The Company has determined that an impairment charge presently is required with respect to 13 of the consumer loans. The total principal amount of those 13 loans is $6,000,783, as of August 31, 2004. The Company estimates that the specific charge for impairment applicable to these 13 consumer loans will be $1,035,189; and the Company will record a specific provision for loan losses in that amount for the month ended August 31, 2004.

The Company regularly reviews its allowance for loan losses at the end of each month to determine the adequacy of the allowance. The charge described above will be in addition to any other provision that may be required pursuant to this regular monthly review.

At this time, the Company does not anticipate that this impairment charge of $1,035,189 will result in any future material cash expenditures.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         UNITED COMMUNITY FINANCIAL CORP.
                                         --------------------------------
                                                  (Registrant)

Date: September 8, 2004

                                           By: /s/  Patrick A. Kelly
                                               --------------------------------
                                               Patrick A. Kelly
                                               Chief Financial Officer